

ESG

Environmental Solutions Group Holdings Limited

Solutions for a Sustainable Circular Economy

Disclaimers

ESG

About this Presentation

This investor presentation (this "Presentation") relates to a proposed business combination (the "Business Combination") between Genesis Unicorn Capital Corp. ("Genesis") and Environmental Solutions Group Holdings Limited, a Cayman Islands exempted company (the "Company" or "ESGL"). The information contained herein does not purport to be all-inclusive and none of Genesis, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Genesis, the Company, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements in this Presentation may be considered "forward-looking statements" for purposes of the federal securities laws. Forward-looking statements generally relate to our current expectations, hopes, beliefs, intentions, strategies or projections about future events or Genesis's or the Company's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's services, projections of the Company's future financial results and other metrics and ownership of the combined company following the closing of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma," "may," "should," "could," "might," "plan," "possible," "project," "strive," "budget," "forecast," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential" or "continue," or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. You should not rely on these forward-looking statements as predictions of future events.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Genesis and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against Genesis, the Company, the combined company or others, the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Genesis, to obtain financing that may be needed to complete the Business Combination or to satisfy STET conditions to closing; the failure to obtain financing to fund the combined company's operations and growth following the closing of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing services; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company's business; and other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the registration statement on Form F-4, as amended, (File No.: 333-269078), publicly filed by ESGL Holdings Limited with the U.S. Securities and Exchange Commission.

Genesis and the Company caution that the foregoing list of factors is not exclusive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Genesis nor the Company undertakes any duty to update these forward-looking statements.

Disclaimers (Continued)

ESG

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in, or may be presented differently in the registration statement filed by ESGL Holdings Limited relating to the Business Combination and the proxy statement/prospectus contained therein.

This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including non-GAAP Gross Profit, non-GAAP Gross Margin, Adjusted free cash flow, Adjusted free cash flow margin, Adjusted EBITDA and certain ratios and other metrics derived therefrom. The Company defines non-GAAP gross profit as gross profit plus stock-based compensation classified as cost of goods and non-GAAP gross margin as the percentage of non-GAAP gross profit relative to net revenue during a given period. The Company defines Adjusted free cash flow as Adjusted EBITDA less capital expenditures and Adjusted free cash flow margin as the percentage of Adjusted free cash flow relative to net revenue during a given period. The Company defines Adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization, and stock-based compensation expense. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. Genesis and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. Genesis and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Genesis and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Use of Projections

This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company. Neither Genesis's nor Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this Presentation, Genesis and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither Genesis nor the Company has independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company and Genesis which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Company and Genesis.

ESGL Investment Highlights



- First mover advantage with innovative, circular, carbon-neutral waste treatment platform
- Unique business model with dual revenue streams with high margins (50%+) and stable cashflows
- Long-term contracts with leading multinational company (MNC) customers & significant barriers to entry
- Large and growing total addressable market (TAM) for green waste treatment in ASEAN – Aligned with MNC ESG mandates and government sustainability & net zero targets
- Experienced management team with a track record of developing proprietary waste treatment solutions

Our Mission | Circularity & Sustainability

We regenerate industrial waste into circular products using innovative technologies & renewable energy.

We enable our partners to reduce their environmental impact and build a more resilient planet.


ESA
REIMAGINING SUSTAINABILITY
environmental solutions asia

The New Paradigm of Circular Economy


TAKE
MAKE
USE
DISPOSE
WASTE
LINEAR ECONOMY
• Carbon intensive
• Resource wasteful
• Environmentally toxic
RAW MATERIALS
DESIGN
PRODUCTION
RETAIL
COMSUMPTION
REUSE & REPAIR
COLLECTION
RECYCLING
CIRCULAR ECONOMY
• Designing out waste and pollution
• Keeping materials in use
• Regenerating natural systems

Our Competitive Advantage | With Circular, Carbon Neutral Waste Treatment Platform

	Current Competitors Methods		ESGL Circular Methods and Output	
Waste Type	Competition Process	Circular Product	ESGL Process	Circular Product
General Waste Plastics (Not Mechanically Recycled)	Incinerate or Landfill	NA	Chemical Recycling (Pyrolysis)	ISCC Circular Pyrolysis Oil
Hazardous Waste Plastics	Incinerate	NA	Chemical Recycling (Pyrolysis)	ISCC Circular Pyrolysis Oil
Industrial Waste Sludge	Fixation/Landfill	NA	Extraction and Conversion	Base and Precious Metals Industrial Grade Circular Products
Hazardous Waste	Incinerate	NA	Heat Capture through incineration	Renewable Energy
Industrial Wastewater	Treatment/Incinerate/Landfill	NA	Evaporation with Renewable Energy	Circular Industrial Water
Spent Acids	Treatment And Dispose	NA	Chemical Synthesis	Circular Tech Grade Acids

Energy Source used for processes	Current Competitors	ESGL
Fossil	YES	NO
Solar	PARTIAL	YES
Biomass	NO	YES

Source: ESGL Waste Management Market Analysis 2022

An Award Winning Company

ESG



SINGAPORE APEX
CORPORATE
SUSTAINABILITY
AWARDS 2022
Singapore Apex Corporate
Strategic Partners
SNEF
Knowledge Partner

Global Compact
Network Singapore

The Singapore Apex Corporate Sustainability Award is the most prestigious recognition for companies in Singapore on **corporate sustainability**.

Demonstrates excellence in embodying the **Ten Principles of the United Nations Global Compact**, in the areas of environment, human rights, labor, and anti-corruption.

Recognizes companies attaining the triple bottom line.

ESGL is a Winner [Sustainable Solutions, SME Category] for **Singapore Corporate Sustainability Awards, 2022**!

With Leading Global Customers Across Strategic Verticals

ESG

Petrochemical	Semi-Conductor	Pharmaceutical	Others
ExxonMobil	GlobalFoundries	abbvie	BASF
HUNTSMAN Enriching lives through innovation	Micron	Alcon	EPSON
Shell	ST life.augmented	Pfizer	Linxens
SRC			Linxtech
			STELLA CHEMIFA

Led by an Experienced Management Team

ESG



Leng Chuang, QUEK
CEO & Chairman

ECO
UNIVERSITY OF LEICESTER



Lawrence, LAW
Chief Sustainability & Growth Officer
Executive Director

WPP
DIAGEO
INSEAD



Shian Ching, HO
Chief Financial Officer

CPA AUSTRALIA
ETH*



Meng Seng, LEE
Chief Operating Officer

Ministry of Defence Comm& & Staff College
sembcorp

Large and Growing Addressable Market



Powerful Macro Drivers for Circular Adoption

ESG

- ASEAN growing production base for MNCs seeking resilient supply chain
- Rapid growth of SE Asia consumer class drives waste generation
- Growing need to meet ESG and carbon reduction targets across supplier base
- Immature waste disposal, recycling, and treatment infrastructure



Singapore | Small Country with Big Challenges

ESG

20%
of the world's semiconductor output

7th
largest exporter of petrochemicals

Makes 4
out of the world's top 10 drugs



Hazardous Waste Volume vs Treatment Capacity
'000 Metric Tons
434
433
291
333
411
447
479
471
538
450
359
200
220
220
245
245
245
245
215
215
215
215
Hazardous Waste Underserved Capacity
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Year
Hazardous Waste generated ('000 Metric Tons)
Hazardous Waste Treatment Capacity ('000 Metric Tons)

Singapore's industrial output of hazardous waste averages 450K metric tons per year and rising — underserved by 200K metric tons per annum in terms of installed waste treatment capacity

Source: United Nations EP ERC Basel 2020, NEA Data and Internal Research/Analysis*
NEA = National Environment Agency Singapore*

Singapore TAM for Industrial Waste Approximately US$360M



~ US$75M
PLASTIC
Circular Pyrolysis Oil
Thermal
Treatment
~ US$21M
Metals & Acids
US$360M
Hazardous Waste
Incineration
~ US$11M
Wastewater
Treatment
~ US$260M

Source: ESGL Research Based on Waste Volumes & Industry Average Price

Low Recycling Rates for Waste Plastics and Ash & Sludge = Huge Market Opportunity for ESG

ESG



Waste Plastics → 982,000 Tons → 6% Recycling Rate → 924,000 Incinerated → ESGL Accessible Feedstock → ESGL Circular Product

Singapore's Waste Conundrum → ← ESGL Solutions



Ash & Sludge → 249,000 Tons → 9% Recycling Rate → 227,000 Landfilled → ESGL Accessible Feedstock → ESGL Circular Product

Source: National Environment Agency Singapore

ASEAN Market Opportunity | Large Volumes of Hazardous Waste & Growing Environmental Crisis

- **Estimated 125 million metric tons of hazardous waste volume in just 5 ASEAN countries**
- **Limited sustainable waste solutions**
- **Transition to circular economy estimated to drive economic growth of $324B in ASEAN over the next 25 years***



Reported Annual Metric Tonnage in 2020
90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
3,279,170
7,185,228
8,813,646
27,000,000
83,181,335
Singapore
Malaysia
Philippines
Thailand
Indonesia

Reported Hazardous Waste and Other Wastes Generated in 5 ASEAN Countries to the secretariat of the Basel Convention

** Economic Research Institute for ASEAN and East Asia (ERIA)*



Our Growth Strategy

Multi-Year Growth Strategy

2019 – Set New ESGL Strategic Vision

- Designed plants & systems for full circularity

2020 – Design & Build To Commercialise

- Procured & Built Circular Solutions

2021 to 2022 – Build Brand & First Mover Advantage Business

- Secured circularity-based long-term contracts across industrial sectors

2023 – Expand Capacity & Build Up Hazardous Waste Capability

- Upgrade existing solutions capacity
- Build carbon-neutral incinerator for hazardous waste

2024 to 2025 – Access Underserved Hazardous Waste Market

- Build Carbon Credits Revenue Stream
- Secure Technology Patents
- Establish Singapore as regional leader for new sustainability solutions

$44M+ REVENUE $19M+ EBITDA 3 years goal

2026 – Expand Operations Beyond Singapore

- Grow with our MNC clients across ASEAN
- Leverage circular economy commitments and MNC supply-chain ESG mandates

ESG

Revenue Model | Waste Disposal Fees + Sale of Circular Products



Revenue Streams
Waste Disposal Fee
1. Waste plastics
2. Sludge
3. Waste acids
4. Waste wood
Waste Regeneration Process
Used as feedstock for production processes
Used as feedstock for biomass facility, to generate heat for production processes
Other value adding production process[1]
Sale of Circular Products
1. Pyrolysis oil
2. Metal concentrates
3. Calcium chloride
4. Technical grade acids
5. Carbon Credits

High margins on products due to using waste as feedstock

Stable cash flows from long-term contracts for waste treatment

Note 1): includes labor, transportation, chemicals, electricity (offset by use of solar), etc

Regenerate Waste from Different Industries to Create Valuable Circular Products

ESG

Waste	Waste Plastics Alcon abbvie	Wastewater Sludge Micron GlobalFoundries	Waste Acids BASF The Chemical Company	Metal Sludge Linxens EPSON	Spent Catalyst ExxonMobil
ESGL Process	Pyrolysis Process	Thermal Process	Chemical Synthesis	Thermal Process	Thermal Process
Circular Product	 Circular Pyrolysis Oil	 Circular Fluorspar	 Circular Muriatic Acid	 Circular Copper Concentrate	 Circular Nickel Carbonate
Customer	Shell	KOPIN	PROGRESS PROFESSIONAL GALVANISER	GRM	NHA NICKELHÜTTE AUE

Growing Portfolio of Circular + Carbon-Reduction Products

Pyrolysis Oil from Waste Plastics



Muriatic Acid



Nickel Carbonate





Heat Energy Recovery from Thermal Decomposition of Hazardous Waste



Metallurgical Grade Fluorspar



Copper Oxide



Renewable Energy Certificates (RECs) from Solar

Calcium Chloride



Current | Future

Derivation of Carbon Credits* as a Product

Evaporation of wastewater avoids forming Methane Gas in traditional Biological Treatment System

Recovery of waste heat from Incineration displaces fossil fuels for heat energy for Evaporation

Carbon Credits

** Subject to final Project Design Document (PDD) in line with GHG Protocol*

Current Capacity | 31KTA Operating at 85% Utilization



Renewable Energy Source
Industrial Waste
Process
Circular Product
3,600 TPY* Biomass
Solar Energy 1050 MWh PY**
1
Gasification
9,000 TPY Waste Acids
Heat & Electrical Energy
18,000 TPY Metal Sludges etc.
500 TPY Mixed Plastics
2
Physical-Chemical Synthesis
Electrowinning
3
Thermal Processing
4
Pyrolysis
Tech Grade Sulphuric Acid & Hydrochloric Acid
Calcium Chloride, Calcium Fluoride
Nickel & Copper Metal, Precious Metals
Metal Concentrates (Zn, Cu, Ni)
Industrial Grade Calcium Fluoride
& Calcium Hydroxide
Pyrolysis Oil (NewOil™), Diesel, & Fuel Oil

*TPY – Tons per Year
**PY – Per Year

Note: Capacity figures are Company estimates

Expected Future Capacity | 195K Tons with 70% Circular Products in 2025



Renewable Energy Source
Industrial Waste
Process
Circular Product
30,000 TPY* Biomass
Solar Energy 1050 MWh PY
24,000 TPY High Calorific Hazardous Waste
1 Gasification
5 High-Temperature Incineration
Heat & Electrical Energy
Heat Energy
30,000 TPY Waste Acids
53,000 TPY Metal Sludges etc.
20,000 TPY Mixed Plastics
48,000 TPY WasteWater
2 Physical-Chemical Synthesis Electrowinning
3 Thermal Processing
4 Pyrolysis
6 Evaporation
Tech Grade Sulphuric Acid & Hydrochloric Acid
Calcium Chloride, Calcium Fluoride
Nickel & Copper Metal, Precious Metals
Metal Concentrates (Zn, Cu, Ni)
Industrial Grade Calcium Fluoride & Calcium Hydroxide
Pyrolysis Oil (NewOil™), Diesel, & Fuel Oil
Carbon Credits
Industrial Grade Process Water

*TPY – Tons per Year

Note: ESGL's Full Capacity Build (addition of items 5 & 6 in the diagram above) is assuming an investment in CapEx of US$10m; Capacity figures are Company estimates

Expected Next Phase: Roll Out Platform Across SEA

Reputation — Leverage Singapore's status as tech and regulatory leader

Relationships — Expand with our MNC clients into new production clusters

Regulation — Growing awareness of environmental damage & climate driving regional agenda

Second-tier expansion targets



- Indonesia - Plastics
- Malaysia - Semiconductors
- Philippines - Semiconductors
- Thailand - Semiconductors

Aligned with Global Standards + Local Regulations

ESG

LOCAL CERTIFICATIONS

National Environment Agency
Safeguard · Nurture · Cherish

Licensed TIW & GWC (Class A)

bizSAFE 3

INTERNATIONAL CERTIFICATIONS

ISO 9001 SGS

ISO 14001 SGS

Certified Sustainability ISCC ISCC PLUS

OUR LOCAL MEMBERSHIPS

ASPRI
Connect · Engage · Grow

WMRAS
Waste Management & Recycling Association of Singapore

INTERNATIONAL MEMBERSHIPS

Global Compact Network Singapore

CHWMEG

Projected 2023

Integrated, Innovative, and Sustainable Circular Economy Solution

ESG

Pyrolysis of Mixed Plastics

Packaging Material (Plastics & Wood)
Single-Use PP Bags
Contaminated HDPE Drums/Containers
Off-Spec Plastic Materials

Physical-Chemical Treatment of Acids

Spent Plating Solutions & Etchants (Copper & Nickel)
Acid Wastes
Precious Metals Waste Solutions

Evaporation of Industrial Wastewater

High COD Wastewater
Oily Water & Emulsions



PLASTIC
Pyrolysis Recovery
Energy Recycling
Thermal
Processing
Metals & Acids
Recovery
Waste Wood
Gasification
Recovery
Renewable
Hazardous Waste
Incineration
Resource Efficient
Wastewater
Treatment

Thermal Processing of Solid Industrial Waste & Calcine of Spent Catalysts

Spent Catalysts
Sludges, Filtercakes & Other Solid Residues
Waste Slurries

High-Temperature Incineration of Hazardous Waste

Waste Solvents
Solid & Liquid Hazardous Waste
Expired Products

Financial Results & Projections

High Margin Model Drives EBITDA Leverage as Volumes Scale



Revenue & Adjusted EBITDA Forecast 2023 – 2026 (US$'000)
GROSS MARGIN
4,992
977
64.3%
10,952
2,904
65.2%
31,338
15,182
63.6%
44,061
19,367
55.9%
45,321
19,827
55.8%
2022
2023
2024
2025
2026
Revenue
Adjusted EBITDA

Notes: ESGL's Revenue Forecast is assuming an investment in CapEx of US$10m
EBITDA (Adjusted) is EBITDA figure adjusted for non-recurring expenses, i.e. IPO related expenses; 2022 revenue number is audited

Forecast Net Income Positive in 2024

(US$'000)	2022	2023	2024	2025	2026
Revenue	4,992	10,952	31,338	44,061	45,321
Gross margins	3,209	7,144	19,919	24,651	25,292
	64.3%	*65.2%*	*63.6%*	*55.9%*	*55.8%*
Operating (loss)/ Income	(2,384)	(1,049)	11,004	15,174	15,913
Adjustments for :					
Depreciation & Amortisation	2,300	3,718	3,938	3,949	3,665
Interest	246	235	240	244	249
Non-recurring expense*	814	-	-	-	-
Adjusted EBITDA	**977**	**2,904**	**15,182**	**19,367**	**19,827**
Adjusted EBITDA %	*19.6%*	*26.5%*	*48.4%*	*44.0%*	*43.7%*

* *Mainly non-recurring IPO and de-SPAC expense*

Note: Completion of the despac merger is expected in Q2 2023. Proceeds from the despac merger, if any, are intended to be used to expand ESGL's existing capacity and to build an incinerator. Revenue/margin growth from 2024 onwards are mainly attributable to the additional revenues from the incinerator. Adjusted EBITDA excludes IPO and de-SPAC related expenses. 2022 revenue number is audited.

Sales Mix | Carbon Credits Begin to Contribute to Revenue in 2025



REVENUE SOURCES (US$'000)
Circular Products Sales
Industrial Waste Treatment, Processing and Management Services
Hazardous Incineration and Waste Water Recovery
Carbon Credits
Others
US$'000
$ 4,992
$2,246
$2,746
$10,952
$5,612
$5,340
$31,338
$1,680
$13,183
$8,073
$8,403
$44,061
$1,680
$5,250
$17,462
$9,472
$10,197
Others
Carbon Credits
Hazardous Waste Heat Recovery & Wastewater Treatment Services
Waste Treatment, Processing & Management Services
Sale of Circular Products
YEAR
2022
2023
2024
2025

Note: ESGL's Revenue Forecast is assuming an investment in CapEx of c. US$10m; 2022 numbers are audited

Forecast for 2023 Backed by Strong Order Book



Order Book in US$M
12
10
8
6
4
2
0
9.4
2023 Book Orders by Contract (as at 17 Feb 2023)
0.5
1
10.9
2023 Sales Forecast
Book Orders Confirmed to Date
Contracts in Pipeline to Date
Orders to be Fulfilled
2023 Sales Revenue Forecast

* As at 17 Feb, 2023, an estimated US$5M of orders have also been secured for 2024 and beyond; contract value is derived from customer forecast

ESGL Balance Sheet December 2022 (US$'000)

ESG

	2021 US$'000	2022 US$'000
Current assets		
Cash and cash equivalents	137	252
Trade and other receivables	490	815
Inventories	600	221
Non-current assets		
Property, plant and equipment, net	14,289	22,493
Intangible assets, net	1,474	1,846
Current liabilities		
Trade and other payables	2,490	4,285
Lease liabilities	193	186
Borrowings	6,711	5,428
Non-current liabilities		
Lease liabilities	957	2,072
Borrowings	636	371
Deferred tax liabilities	155	163
Shareholders' Equity	**5,846**	**13,124**

The Transaction



Transaction Summary

ESG

($ in millions, except per share amounts)

Key Transaction Terms

- ESGL to be acquired by Genesis Unicorn Capital Corp. ("GENQ"), a publicly listed SPAC with $54.5M cash in trust
- Pro forma market capitalization of ~$155.2M and enterprise value of ~$100.8M[1]
- Existing ESGL shareholders will retain 48.3% ownership in the pro forma company[2,3]
- Net proceeds of $49.7M (after transaction fees & expenses) assuming no redemptions[2,3]
- Expected transaction close - Q2 2023

Illustrative Pro Forma Ownership

- Existing ESGL Shareholders 7.50m, 48.3%
- Public SPAC Shareholders 5.45m, 35.1%
- SPAC Sponsor 2.53m, 16.3%
- IPO Underwriter Shares 0.04m, 0.3%



Note: Assumes zero redemption from public SPAC stockholders

Pro Forma Valuation

Share Price	$ 10.00
Pro Forma Shares Outstanding (in M)	15.52
Pro Forma Market Capitalization	155.24
Less Cash	(54.47)
Pro Forma Enterprise Value	**100.77**

Sources

Existing ESGL Shareholders	75.0
SPAC Cash in Trust	54.5
Total Sources	**129.5**

Uses

Existing ESGL Shareholders	75.0
Deal Fees & Expenses (estimated)	4.8
Cash to Balance Sheet	49.7
Total Uses	**129.5**

1. Assumes zero redemption from public SPAC stockholders
2. Excludes the dilutive impact of SPAC warrants
3. Does not reflect closing adjustments: shares issued or issuable to ESGL shareholders at closing may increase or decrease based on net debt calculation adjustments at closing

ESGL Transaction Consideration & Fairness Opinion



Enterprise Value Indication Range
Total Consideration Proposed Pre-Money EV $75.0 Million
(implied EV/EBITDA 2024 multiple of 4.94x)
Guideline Public Company Method
83,230
102,830
DCF Sensitivity $0 Carbon Credit Terminal (1)
71,730
90,510
Discounted Cash Flow Method
77,400
96,430
Weighted Valuation Range
78,858
98,030
50,000
60,000
70,000
80,000
90,000
100,000
110,000
120,000
(USD Thousands)

SOURCE: Marshall & Stevens Fairness Opinion as of November 8, 2022
Note1: Marshall & Stevens Fairness Opinion assumes $0 Carbon Credits in terminal period (after 2026)

Attractive Valuation Relative to Public Peers


19.1X
Average: 11.0X
11.5X
9.1X
8.4X
Median: 9.1X
6.6X
6.9X
ESGL
NYSE: CLH
NASDAQ: SWST
NYSE: HSC
NASDAQ: HCCI
TSE:9793
Environmental Solutions Group Holdings
Clean Harbors, Inc
Casella Waste Systems, Inc
Harsco Corporation
Heritage-Crystal Clean, Inc
Daiseki Co

Based on 2024 estimated EBITDA on 3/17/23 on Ycharts

Growth Adjusted Valuation Compelling


Median: 2.28X
Average: 2.23X
ESGL
0.025X
3.76X
NYSE: CLH
1.77X
NASDAQ: SWST
1.04X
NYSE: HSC
2.28X
NASDAQ: HCCI
2.30X
TSE:9793
Environmental Solutions Group Holdings
Clean Harbors, Inc
Casella Waste Systems, Inc
Harsco Corporation
Heritage-Crystal Clean, Inc
Daiseki Co

Based on 2024 estimated EBITDA for Ycharts on 3/17/2023 for Enterprise Value/EBITDA;
2024 estimated EBITDA and 2-year average forecast EBITDA growth per market consensus

Investment Summary

- **Impact**: Addresses environmental impact of SEA industrialization
- **Growth**: Excellent revenue visibility based on capacity build out and LT contracts
- **Profit**: High gross margins expected to lead to profit leverage at scale
- **Value**: Undemanding valuation relative to slow growth traditional linear peers

ESG

Environmental Solutions Group Holdings Limited

101, Tuas South Avenue 2, Singapore 637226, Singapore

Email: lawrence.law@env-solutions.com

Tel: (65) 6653 2299